[OPTICARE HEALTH SYSTEMS, INC. LOGO]

                                  Contact: Christopher J. Walls, General Counsel
                                  OptiCare Health Systems, Inc.
                                  (203) 596-2236

FOR IMMEDIATE RELEASE

      OPTICARE RESTATES ITS 2002 AND 2003 AND FIRST QUARTER 2004 FINANCIAL
         STATEMENTS, FILES ITS FORM 10-Q FOR THE SECOND QUARTER 2004 AND
                  REPORTS SECOND QUARTER 2004 FINANCIAL RESULTS

WATERBURY, Conn., September 2, 2004 -- OptiCare Health Systems, Inc. (Amex: OPT)
announced today that it has completed its previously announced review of its classification of long term debt in its previously reported financial statements for the years ended December 31, 2002 and 2003 and its previously announced review of its accounting for inventory during the quarter ended March 31, 2004 and has restated its financial statements for the years ended December 31, 2002 and 2003 and for the quarter ended March 31, 2004. The company also filed its
Form 10-Q for the quarter ended June 30, 2004.

In connection with the restatement of its 2002 and 2003 financial statements, the company reclassified approximately $9.7 million and approximately $1.6 million owed under its loan agreement with its senior lender as of December 31,
2003 and December 31, 2002, respectively, from a long term liability to a current liability. The restated financial statements reported current portions of long-term debt of approximately $10.8 million and approximately $2.8 million as of December 31, 2003 and December 31, 2002, respectively, and long term debt of approximately $1.8 million and approximately $1.0 million as of December 31,
2003 and December 31, 2002, respectively. The company concluded that the amounts outstanding pursuant to certain provisions contained in the credit facility should have been classified as current liabilities rather than long-term debt, pursuant to the provisions of consensus 95-22 issued by the Financial Accounting
Standards Board's Emerging Issues Task Force. There was no change in the net income or loss available to common stockholders as originally reported for such periods as a result of this restatement.

In connection with the restatement of its first quarter 2004 financial statements, the company determined that at March 31, 2004 its inventory was overstated by approximately $0.7 million and an inventory liability was understated by approximately $0.3 million. The effect of these changes resulted in an approximate $0.2 million reduction to revenue and an approximate $0.8 million increase to cost of goods sold, which resulted in a net income reduction of approximately

$1.0 million for the quarter ended March 31, 2004. As a result, the restated
financial statements reported a net loss to common stockholders for the quarter ended March 31, 2004 of approximately $1.1 million opposed to approximately $0.2 million as originally reported and net loss per common share for the quarter ended March 31, 2004 of $0.04 opposed to $0.01 as originally reported. The company concluded that the overstatement of inventory resulted primarily from mathematical errors in the calculation of inventory.

The company also announced today that it reported total net revenues for the six months ended June 30, 2004 of approximately $60.3 million, down from approximately $63.4 million for the six months ended June 30, 2003 and total net revenues for the three months ended June 30, 2004 of approximately $30.8 million, down from approximately $32.0 million for the three months ended June
30, 2003. The company also reported loss from continuing operations for the six months ended June 30, 2004 of approximately $1.0 million, down from approximately $2.0 million for the six months ended June 30, 2003; loss from continuing operations for the three months ended June 30, 2004 of approximately
$0.1 million, down from approximately $2.2 million for the three months ended
June 30, 2003; net loss to common stockholders for the six months ended June 30,
2004 of approximately $2.3 million, which is equal to the net loss to common stockholders of approximately $2.3 million for the six months ended June 30,
2003; and net loss to common stockholders for the three months ended June 30,
2004 of approximately $1.1 million, down from approximately $2.3 million for the three months ended June 30, 2003.

Additionally, the company stated that on August 27, 2004, the company amended the terms of its loan agreement with its senior lender to remove the condition precedent that there is no material adverse effect or material adverse change with respect to the company from the lender's obligation to advance funds to the company and to remove the occurrence of a material adverse effect or material adverse change with respect to the company from the definition of events of default under the loan agreement. In connection with this amendment, the company's major stockholder, Palisade Concentrated Equity Partnership, L.P., guaranteed an additional $1,000,000 of the company's obligations under the loan agreement.

ABOUT OPTICARE HEALTH SYSTEMS, INC.

OptiCare Health Systems, Inc. is an integrated eye care services company focused on vision benefits management, the distribution of products and software services to eye care professionals, and consumer vision services, including medical, surgical and optometric services and optical retail.

This press release may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
These statements include, but are not limited to, statements containing words such as "plan," "anticipate," "expect," "intend," "believe," "will," or similar expressions. The company's actual results could differ materially from those expressed or indicated by any forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the impact of the restatements, the reaction of the company's stockholders, customers, venders and lenders to the reviews and restatements, the risk that the company may not be able to improve cash flow, may not be able to successfully integrate its acquisitions, to retain and attract qualified employees, the impact of

current and future governmental regulations in existing lines of business, the company's ability to successfully and profitably manage its operations and growth of the operations, if any, the risks related to managed care contracting, and the ability of the company to successfully raise capital on commercially reasonable terms, if at all. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those risks and uncertainties detailed in the company's filings with the Securities and Exchange
Commission, including its Annual Report on Form 10-K for the fiscal year ending
December 31, 2003. Forward-looking statements speak only as of the date they are made, and the company undertakes no duty or obligation to update any forward-looking statements in light of new information or future events.

================================================================================

                 OPTICARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)

                                                                 JUNE 30,           DECEMBER 31,           JUNE 30,
                                                                   2004                 2003                 2003
                                                              ----------------     ----------------    -----------------

    ASSETS
    CURRENT ASSETS:
       Cash and cash equivalents                                      $ 2,362              $ 1,695              $ 3,881
       Accounts receivable, net                                         9,031                7,867                9,600
       Inventories                                                      5,243                5,770                6,463
       Deferred income taxes, current                                       -                    -                1,660
       Assets held for sale                                             1,115                1,652                1,656
       Other current assets                                             1,090                  565                  841
                                                              ----------------     ----------------    -----------------
           TOTAL CURRENT ASSETS                                        18,841               17,549               24,101
                                                              ----------------     ----------------    -----------------
    Property and equipment, net                                         4,037                4,647                5,551
    Goodwill, net                                                      17,892               17,892               19,531
    Intangible assets, net                                              1,124                1,179                1,235
    Deferred income taxes, non-current                                      -                    -                3,320
    Assets held for sale, non-current                                     792                1,339                1,496
    Other assets                                                        3,139                3,249                3,028
                                                              ----------------     ----------------    -----------------
    TOTAL ASSETS                                                     $ 45,825             $ 45,855             $ 58,262
                                                              ================     ================    =================

    LIABILITIES AND STOCKHOLDERS' EQUITY
    CURRENT LIABILITIES:
       Accounts payable                                               $ 8,936              $ 5,525               $8,114
       Accrued expenses                                                 6,590                5,379                4,990
       Current portion of long-term debt                                9,306               10,828               12,395
       Liabilities of held for sale business                            1,057                1,241                1,389
       Other current liabilities                                        1,022                  548                  435
                                                              ----------------     ----------------    -----------------
            TOTAL CURRENT LIABILITIES                                  26,911               23,521                27323
                                                              ----------------     ----------------    -----------------

    Long-term debt, less current portion                                   63                1,775                   54
    Other liabilities                                                     539                  512                  550
                                                              ----------------     ----------------    -----------------
           TOTAL NON-CURRENT LIABILITIES                                  602                2,287                  604
                                                              ----------------     ----------------    -----------------

    Series B 12.5% mandatorily redeemable, convertible
       preferred stock--related party                                   5,986                5,635                5,317

    STOCKHOLDERS' EQUITY:
    Series C preferred stock--related party                                 1                    1                    1
    Common stock                                                           31                   30                   30
    Additional paid-in-capital                                         79,534               79,700               79,966
    Accumulated deficit                                               (67,240)             (65,319)             (54,979)
                                                              ----------------     ----------------    -----------------
             TOTAL STOCKHOLDERS' EQUITY                                12,326               14,412               25,018
                                                              ----------------     ----------------    -----------------
    TOTAL LIABILITIES AND
        STOCKHOLDERS' EQUITY                                         $ 45,825             $ 45,855              $58,262
                                                              ================     ================    =================

                 OPTICARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)
                                   (UNAUDITED)

                                                                          THREE MONTHS                     SIX MONTHS
                                                                         ENDED JUNE 30,                  ENDED JUNE 30,
                                                                   ---------------------------     ----------------------------
                                                                      2004            2003            2004            2003
                                                                   ------------    -----------     ------------    ------------

  NET REVENUES:
    Managed vision                                                     $ 6,267        $ 7,480          $12,317        $ 14,888
    Product sales                                                       17,880         19,174           35,837          36,938
    Other services                                                       5,517          4,819           10,460           9,173
    Other income                                                         1,098            530            1,718           2,368
                                                                   ------------    -----------     ------------    ------------
     Total net revenues                                                $30,762         32,004           60,332          63,367
                                                                   ------------    -----------     ------------    ------------
  OPERATING EXPENSES:
     Medical claims expense                                              4,717          5,514            9,360          11,257
     Cost of product sales                                              13,761         14,626           27,963          28,568
     Cost of services                                                    2,427          2,043            4,468           3,898
     Selling, general and administrative                                 9,234          9,318           18,017          17,739
      Loss from early extinguishment of debt                                 -          1,847                -           1,847
     Depreciation                                                          420            359              811             702
     Amortization                                                           27             29               56              58
     Interest                                                              277            630              596           1,389
                                                                   ------------    -----------     ------------    ------------
          Total operating expenses                                      30,863         34,366           61,271          65,458
                                                                   ------------    -----------     ------------    ------------

  Loss from continuing operations before taxes                            (101)        (2,362)            (939)         (2,091)
  Income tax expense (benefit)                                              46           (183)              52             (72)
                                                                   ------------    -----------     ------------    ------------
  Loss from continuing operations                                         (147)        (2,179)            (991)         (2,019)

  Discontinued operations (Note 3)
      Income (loss) from discontinued operations (including
         loss on disposal of $580)                                        (810)             9             (929)              5
      Income tax expense (benefit)                                           -             (3)               -              (2)
                                                                   ------------    -----------     ------------    ------------
      Income (loss) on discontinued operations                            (810)             6             (929)              3

  Net loss                                                                (957)        (2,173)          (1,920)         (2,016)
  Preferred stock dividends                                               (177)          (160)            (351)           (300)
                                                                   ------------    -----------     ------------    ------------
  Net loss to common stockholders                                     $ (1,134)      $ (2,333)         $(2,271)       $ (2,316)
                                                                   ============    ===========     ============    ============

  EARNINGS (LOSS) PER SHARE- BASIC AND DILUTED:
  Loss from continuing operations                                      $ (0.01)       $ (0.08)         $ (0.04)        $ (0.08)
  Discontinued operations                                                (0.03)          0.00            (0.03)           0.00
  Net income (loss)                                                      (0.04)         (0.08)           (0.07)          (0.08)